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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2000
                                                          ---------------
                               Unifrax Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   333-10611                   34-1535916
        --------                   ---------                   ----------
(State or other jurisdiction    (Commission File              (IRS Employer
      of incorporation)              Number)                Identification No.)

                               2351 Whirlpool St.
                       Niagara Falls, New York 14305-2413
                       ----------------------------------
                    (Address of principal executive offices)


                                  716-278-3800
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


The Exhibit Index is located at page 7.


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ITEM 2.  ACQUISITION OF ASSETS

                  On October 4, 2000, Unifrax Corporation, a Delaware corporation (the "COMPANY"), acquired the capital stock of certain affiliates of Societe Europeenne de Produits Refractaires, a French corporation ("SEPR"), and certain assets of certain other affiliates of SEPR, in each case relating to SEPR's ceramic fiber business (the "BUSINESS"), pursuant to that certain Stock and Asset Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of July 27, 2000, as amended, by and among the Company, SEPR and certain affiliates of each of the Company and SEPR.

                  The purchase price was determined by arms-length negotiation between the Company and SEPR.

                  The aggregate amount of funds required by the Company to pay the aggregate purchase price pursuant to the Purchase Agreement was $58.5 million, consisting of $28.5 million in cash and the balance in the form of promissory notes issued by the Company and Unifrax Holding Co. ("HOLDINGS"), the Company's 90% stockholder. The Company issued two subordinated promissory notes, each dated as of October 4, 2000, in favor of SEPR in the amounts of $8,000,000 and $1,500,000, respectively. Holdings issued two limited recourse promissory notes, each dated as of October 4, 2000, in favor of SEPR and an SEPR affiliate in the aggregate amount of $20,500,000. Holdings pledged 20,500 shares of newly issued Series A Preferred Stock of the Company ("SERIES A PREFERRED") to SEPR as security for these promissory notes. The rights, restrictions, privileges and preferences of the Series A Preferred are contained in the Certificate of Amendment to the Certificate of Incorporation of the Company, filed on October 4, 2000, which is hereby incorporated by reference and included as Exhibit 4.1 of this report on Form 8-K.

                  The cash portion of the purchase price was funded primarily with the proceeds of a $50 million term and revolving loan Credit Agreement entered into among the Company and certain of its affiliates and a group of lenders. Bank of America serves as the Administrative Agent and National City Bank serves as the Co-Administrative Agent under the Credit Agreement.

                  The Company and a large portion of the Business were once part of the Carborundum Company, an indirect wholly-owned subsidiary of the British Petroleum Company ("BP"). On October 30, 1996, the North American Fibers Division of the Carborundum Company completed a comprehensive recapitalization whereby it became the Company, with Holdings and BP owning 90% and 10%, respectively. BP sold the Carborundum Company's international fiber operations to SEPR in 1996. The acquisition of the Business by the Company reunites these former divisions of the Carborundum Company.

                  The Business as operated by SEPR involved the manufacture, cutting, processing and sale of insulating fibers operating in a temperature regime of 1000(degree)C or higher, excluding all fibers manufactured by continuous filament processes and all non-oxide fibers. The Company intends to utilize the assets of the Business in a consistent manner.



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                  The Company's press release issued October 5, 2000, is hereby incorporated by reference and included as Exhibit 99.1 of this report on Form
8-K.




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ITEM 7.  EXHIBITS

                  The financial statements of the Business and the pro forma financial information are not included in this initial report. The required financial statements and information will be filed within 60 days of the date hereof.

                  The following exhibits are filed herewith:

Exhibit No.                                 Description
-----------                                 -----------

2.1 Stock and Asset Purchase Agreement, dated as of July 27, 2000, by and among the Company, SEPR and certain affiliates of each of the Company and SEPR.

2.2 Amendment to the Stock and Asset Purchase Agreement, dated as of October 4, 2000.

4.1 Certificate of Amendment to the Certificate of Incorporation of the Company, filed on October 4, 2000.

4.2 Amendment No. 2 to the Stockholders Agreement, dated as of October 4, 2000, by and between Unifrax Holdings Co. and BP Exploration (Alaska) Inc.

4.3 Credit Agreement, dated as of October 5, 2000, among the Company and certain of its affiliates, the financial institutions named therein, Bank of America, N.A., as Administrative Agent, and National City Bank, as the Co-Administrative Agent.

4.4 Subordinated Promissory Note, dated as of October 4, 2000, issued by the Company in favor of SEPR in the original principal amount of $8,000,000.

4.5 Subordinated Promissory Note, dated as of October 4, 2000, issued in favor of SEPR in the original principal amount of $1,500,000.

4.6 Limited Recourse Promissory Note, dated as of October 4, 2000, issued in favor of SEPR in the original principal amount of $20,200,000.

4.7 Limited Recourse Promissory Note, dated as of October 4, 2000, issued in favor of Carborundum do Brasil in the original principal amount of $300,000.

4.8                        Pledge Agreement, dated as of October 4, 2000, by
                           Holdings in favor of SEPR.




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4.9                        Subordination Agreement, dated as of October 5, 2000,
                           by and among SEPR, the Company, Bank of America, N.A. and the lenders named therein.

4.10 Subordination Agreement (Real Estate), dated as of October 5, 2000, by and among SEPR, the Company, Bank of America, N.A. and the lenders named therein.

4.11 Subordination Agreement, dated as of October 5, 2000, by and among SEPR, the Company, Chase Manhattan Trust Company, National Association and the noteholders named therein.

99.1                       Unifrax Corporation Press Release, dated October 5,
                           2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNIFRAX CORPORATION

Date:    October 19, 2000
                                              By: /s/  William P. Kelly
                                                  ------------------------------
                                                  Name:  William P. Kelly
                                                  Title: President and CEO




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                                  EXHIBIT INDEX

  EXHIBIT                              DESCRIPTION
  -------                              -----------

2.1 Stock and Asset Purchase Agreement, dated as of July 27, 2000, by and among the Company, SEPR and certain other parties.

2.2 Amendment to the Stock and Asset Purchase Agreement, dated as of October 4, 2000.

4.1 Certificate of Amendment to the Certificate of Incorporation of the Company, filed on October 4, 2000.

4.2 Amendment No. 2 to the Stockholders Agreement, dated as of October 4, 2000, by and between Unifrax Holdings Co. and BP Exploration (Alaska) Inc.

4.3 Credit Agreement, dated as of October 5, 2000, among the Company and certain of its affiliates, the financial institutions named therein, Bank of America, N.A., as Administrative Agent, and National City Bank, as the Co-Administrative Agent.

4.4 Subordinated Promissory Note, dated as of October 4, 2000, issued by the Company in favor of SEPR in the original principal amount of $8,000,000.

4.5 Subordinated Promissory Note, dated as of October 4, 2000, issued in favor of SEPR in the original principal amount of $1,500,000.

4.6 Limited Recourse Promissory Note, dated as of October 4, 2000, issued in favor of SEPR in the original principal amount of $20,200,000.

4.7 Limited Recourse Promissory Note, dated as of October 4, 2000, issued in favor of Carborundum do Brasil in the original principal amount of $300,000.

4.8                        Pledge Agreement, dated as of October 4, 2000, by
                           Holdings in favor of SEPR.

4.9 Subordination Agreement, dated as of October 5, 2000, by and among SEPR, the Company, Bank of America, N.A. and the lenders named therein.

4.10 Subordination Agreement (Real Estate), dated as of October 5, 2000, by and among SEPR, the Company, Bank of America, N.A. and the lenders named therein.



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4.11                       Subordination Agreement, dated as of October 5, 2000,
                           by and among SEPR, the Company, Chase Manhattan Trust Company, National Association and the noteholders named therein.

99.1                       Unifrax Corporation Press Release, dated October 5,
                           2000.



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